Exhibit 99.11

SECOND SUPPLEMENTAL INDENTURE

THIS SECOND SUPPLEMENTAL INDENTURE, dated as of April 19, 2007 (this “Supplemental Indenture”), is by and among iPCS, INC. (the “Company”), a Delaware corporation, the Guarantors (as defined in the Indenture referred to below) and U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”).

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (as such may be amended from time to time, the “Indenture”), dated as of April 30, 2004, providing for the issuance of 11 1/2% Senior Notes due 2012 (the “Notes”);

WHEREAS, pursuant to the First Supplemental Indenture, dated as of July 15, 2005, Bright Personal Communication Services, LLC, Horizon Personal Communications, Inc. and Bright PCS Holdings, Inc. became Guarantors under the Indenture;

WHEREAS, pursuant to Section 9.02 of the Indenture, and except as otherwise provided therein, the Indenture may be amended with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding (including, without limitation, consents obtained in connection with a tender offer, exchange offer or purchase of Notes) (subject to certain exceptions);

WHEREAS, the Company and the Guarantors desire and have requested the Trustee to join with them in entering into this Supplemental Indenture for the purpose of amending the Indenture in certain respects as permitted by Section 9.02 of the Indenture;

WHEREAS, the execution and delivery of this Supplemental Indenture has been authorized by the respective Board of Directors of the Company and the Guarantors or comparable governing bodies of the Guarantors; and

WHEREAS, (1) the Company has received the consents of the Holders of at least a majority in aggregate principal amount of the outstanding Notes to the substance of the amendments contained in this Supplemental Indenture; and the Company and the Guarantors have satisfied all other conditions precedent, if any, provided under the Indenture to enable the Company, the Guarantors and the Trustee to enter into this Supplemental Indenture as required by Section 9.02 of the Indenture, and (2) the Company has delivered to the Trustee simultaneously with the execution and delivery of this Supplemental Indenture an Officers’ Certificate and an Opinion of Counsel relating to this Supplemental Indenture as contemplated by Section 9.06 and Section 12.04 of the Indenture;

NOW, THEREFORE, in consideration of the above premises, each party hereby agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE I
AMENDMENTS

Section 1.1             Amendments to the Indenture.  Subject to Section 2.11 hereof, the Indenture shall be deemed amended as follows:

(a)           The following provisions of the Indenture shall be amended and restated
in their entirety to read “[Intentionally Omitted]”:

Section 3.09 (Offer to Purchase by Application of Excess Proceeds);

Section 4.03 (Reports);

Section 4.04 (Compliance Certificate);

Section 4.05 (Taxes);

Section 4.06 (Stay, Extension and Usury Laws);

Section 4.07 (Restricted Payments);

Section 4.08 (Dividend and Other Payment Restrictions Affecting Subsidiaries);

Section 4.09 (Incurrence of Indebtedness and Issuance of Preferred Stock);

Section 4.10 (Asset Sales);

Section 4.11 (Transactions with Affiliates);

Section 4.12 (Liens);

Section 4.13 (Business Activities);

Section 4.14 (Corporate Existence);

Section 4.15 (Offer to Repurchase Upon Change of Control);

Section 4.16 (Payments for Consent);

Section 4.17 (Additional Guarantees);

Section 4.18 (Designation of Restricted and Unrestricted Subsidiaries);

Section 5.01 (Merger, Consolidation, or Sale of Assets); and

Section 5.02 (Successor Corporation Substituted).

Failure to comply with the terms of any of the foregoing sections of the Indenture shall no longer constitute a Default or Event of Default under the Indenture and shall no longer have any other consequences under the Indenture.

(b)           Section 6.01 (Events of Default) of the Indenture shall be amended and restated in its entirety to read as follows:

“Each of the following is an “Event of Default”:

(1)                                  default for 30 days in the payment when due of interest on, or Liquidated Damages, if any, with respect to, the Notes; or

(2)                                  default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on, the Notes.”

Section 1.2             Amendment to the Notes.  The Notes include certain of the foregoing provisions identified in Section 1.1 hereof from the Indenture. Subject to Section 2.11 hereof, the provisions of this Supplemental Indenture will amend such provisions in the Notes.

Section 1.3             Cross References; Definitions.  All references in the Indenture and the Notes, each as amended by this Supplemental Indenture, to any of the provisions deleted as provided in Sections 1.1 or 1.2 hereof shall also be deleted. All definitions set forth in Section 1.01 of the Indenture or elsewhere in the Indenture or the Notes that relate to defined terms used solely in provisions of the Indenture or the Notes deleted hereby shall be deleted in their entirety.

ARTICLE II
MISCELLANEOUS PROVISIONS

Section 2.1             Indenture.  Except as amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound by the Indenture as amended hereby. Subject to Section 12.01 of the Indenture, in the case of conflict between the Indenture and this Supplemental Indenture, the provisions of this Supplemental Indenture shall control.

Section 2.2             Conflict with Trust Indenture Act.  If and to the extent that any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision which is required or deemed to be included in this Supplemental Indenture by any of the provisions of the Trust Indenture Act of 1939, as amend, such required or deemed provision shall control.

Section 2.3             Severability.  In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.4             Capitalized Terms.  Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

Section 2.5             Effect of Headings.  The Article and Section headings used herein are for convenience only and shall not affect the construction of this Supplemental Indenture.

Section 2.6             Trustee Makes No Representations.  The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.  The Trustee shall not be responsible for the Recitals to this Supplemental Indenture, which shall constitute statements of only the Company.

Section 2.7             Certain Duties and Responsibilities of the Trustee.  In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

Section 2.8             Governing Law.  THE INTERNAL LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE, THE NOTES AND THE GUARANTEES WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

Section 2.9             Counterparts.  The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent one and the same agreement.

Section 2.10           Successors.  All agreements of the Company, the Guarantors and the Trustee in this Supplemental Indenture and the Notes and Note Guarantees shall bind their respective successors.

Section 2.11           Effectiveness; Operation.  Notwithstanding an earlier execution date, the provisions of this Supplemental Indenture shall not become operative until the date upon which the Company accepts the Notes for purchase and payment pursuant to the Offer to Purchase and Consent Solicitation Statement and accompanying Consent and Letter of Transmittal, dated April 9, 2007.  The Company shall promptly notify the Trustee in writing if and when this Supplemental Indenture has become operative.

 [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Second Supplemental Indenture to be duly executed and attested, all as of the date first above written.

iPCS, INC.

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Vice President, General Counsel and Secretary

iPCS WIRELESS, INC.

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Vice President, General Counsel and Secretary

iPCS EQUIPMENT, INC.

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Vice President, General Counsel and Secretary

BRIGHT PCS HOLDINGS, INC.

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Vice President, General Counsel and Secretary

HORIZON PERSONAL COMMUNICATIONS, INC.

By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Vice President, General Counsel and Secretary

BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC
By:	/s/ Edmund L. Quatmann, Jr.
Name: Edmund L. Quatmann, Jr.
Title: Vice President, General Counsel and Secretary

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:	/s/ Michael M. Hopkins
Name: Michael M. Hopkins
Title: Vice President